UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Soliciting Material under §240.14a-12

ARMATA PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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ARMATA PHARMACEUTICALS, INC.
4503 Glencoe Avenue
Marina del Rey, California 90292
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 7, 2021
Dear Shareholder:
You are cordially invited to attend the 2021 Annual Meeting of Shareholders (the “meeting”) of Armata Pharmaceuticals, Inc., a Washington corporation (“Armata,” the “Company,” “we,” “our” or “us”). The meeting will be held on Monday, June 7, 2021 at 8:30 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, for the following purposes:
1.
To elect seven nominees for director to serve one-year terms expiring at the 2022 Annual Meeting of Shareholders and upon their successors being duly elected and qualified;

2.
To approve, on an advisory, non-binding basis, the compensation of our named executive officers;

3.
To ratify the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

4.
To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the meeting is April 9, 2021. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. We will first mail the Notice of Internet Availability of Proxy Materials to our shareholders on or about April 28, 2021.
We intend to hold the meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include postponing or adjourning the meeting or holding the meeting solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates via a press release and posting details on our website that will also be filed with the SEC as proxy material. Please monitor the Investors section of our website at www.armatapharma.com for updated information. If you are planning to attend the meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.
Whether or not you plan to attend the meeting in person, please vote your shares over the internet, as described in the Notice of Internet Availability of Proxy Materials. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the postage-paid envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the internet or by mailing a proxy card will not limit your right to participate in the meeting and vote your shares at the meeting whether or not held in person or virtually. Even if you have voted by proxy, you may still vote at the in-person or virtual meeting if you participate in the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,
Richard J. Bastiani, Ph.D.
Chairman of the Board of Directors
Marina del Rey, California
April 21, 2021
Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Shareholders to be held on June 7, 2021:
The notice of annual meeting, proxy statement and annual report to shareholders are available at
https://investor.armatapharma.com/annual-reports-and-proxy or www.envisionreports.com/ARMP

ARMATA PHARMACEUTICALS, INC.
4503 Glencoe Avenue
Marina del Rey, California 90292
PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 7, 2021
This proxy statement contains information related to the 2021 Annual Meeting of Shareholders (the “annual meeting” or the “meeting”) of Armata Pharmaceuticals, Inc. (“Armata,” the “Company,” “we,” “our” or “us”) to be held on Monday, June 7, 2021, at 8:30 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, and at any adjournments or postponements thereof. We are using the U.S. Securities and Exchange Commission (“SEC”) rules that allow issuers to furnish proxy materials to their shareholders on the internet. On or about April 28, 2021, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “Notice of Internet Availability,” to each holder of record of our common stock as of the close of business on April 9, 2021, the record date for the meeting. On or about the same day, we will begin mailing paper copies of our proxy materials to shareholders who have requested them. The Notice of Internet Availability and this proxy statement summarize the information you need to know to vote by proxy or in person at the meeting. You do not need to attend the meeting in person in order to vote.
Background
On May 9, 2019, Armata, formerly known as AmpliPhi Biosciences Corporation and we refer to herein prior to the Merger as “AmpliPhi”, completed a merger (the “Merger”) with privately held C3J Therapeutics, Inc., a Washington corporation (“C3J”), in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated January 3, 2019, as amended on March 25, 2019, by and among AmpliPhi, a wholly owned subsidiary of AmpliPhi (“Merger Sub”) and C3J (the “Merger Agreement”). At the effective time of the Merger, each outstanding share of C3J common stock was converted into the right to receive 0.04932975 shares of Armata common stock, par value $0.01 per share (“common stock”) (after giving effect to the Reverse Split, as defined below) (the “Exchange Ratio”), and Merger Sub merged with and into C3J, with C3J surviving the Merger as a wholly-owned subsidiary of Armata. As a result of the Merger, C3J was considered the accounting acquirer of AmpliPhi because C3J’s shareholders retained a majority control of the combined company, Armata, subsequent to the Merger; therefore, the historical financial statements of the accounting acquirer, C3J, have become Armata’s historical financial statements.
Immediately prior to the consummation of the Merger, AmpliPhi effected a 1-for-14 reverse split (the “Reverse Split”) of its issued and outstanding shares of common stock and changed its name to “Armata Pharmaceuticals, Inc.” On May 10, 2019, Armata’s common stock began trading on a split-adjusted basis on the NYSE American under the ticker symbol “ARMP.” All shares and per share amounts in this proxy statement reflect the Reverse Split unless otherwise noted.
Concurrent with closing of the Merger, five members of the Board of Directors of the Company (the “Board” or the “Board of Directors”) resigned and were replaced by directors designated by C3J, and members of the senior management team of C3J were appointed as the executive officers of the Company, except that Steve R. Martin, Chief Financial Officer of Armata, remained in such role. Throughout this proxy statement, we discuss both the former executive officers and members of the board of directors of AmpliPhi and the current executive officers and members of the Board of Directors of Armata, the combined company.
Immediately following the closing of the Merger, certain shareholders of C3J prior to the Merger (the “Investors”) purchased shares of common stock of Armata in a private placement for an aggregate purchase price of  $10.0 million (the “Financing”). After the Merger and such concurrent private placement, the former C3J security holders owned approximately 76% of the aggregate number of shares of Armata’s common stock and the security holders of AmpliPhi as of immediately prior to the Merger owned approximately 24% of the aggregate number of shares of Armata’s common stock.

This proxy statement includes certain historical information relating to the Board of Directors, executive officers and governance arrangements of the Company during periods ended prior to the completion of the Merger. This proxy statement also includes certain disclosures concerning the Company’s Board and officers currently in office. We use the term “AmpliPhi” in this proxy statement to refer to the Company prior to the Merger, and all references to “C3J” refer to C3J Therapeutics, Inc. and its business prior to the closing of the Merger. All references to “Armata,” the “Company,” “we,” “us” or “our” in this proxy statement mean Armata Pharmaceuticals, Inc., the combined company.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a Notice of Internet Availability of Proxy Materials?
The Board of Directors is soliciting your proxy to vote at the meeting, including at any adjournments or postponements of the meeting. As permitted by the rules of the SEC, we employ the “notice and access” delivery method. This allows us to give our shareholders access to a full set of our proxy materials online. Accordingly, beginning on or about April 28, 2021, we will send to most of our shareholders, by mail or e-mail, the Notice of Internet Availability, explaining how to access our proxy materials and vote online or by telephone. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares.
On or about the same day, we will begin mailing paper copies of our proxy materials to shareholders who have requested them. Those shareholders who do not receive the Notice of Internet Availability, including shareholders who have previously requested to receive paper copies of our proxy materials, will receive a copy of this proxy statement, the proxy card and the annual report by mail. The Notice of Internet Availability also contains instructions on how you can (i) receive a paper copy of the proxy materials if you only received a notice by mail, or (ii) elect to receive your proxy materials over the internet next year if you received them by mail this year.
You are invited to attend the meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions in the Notice of Internet Availability and below to submit your proxy to vote your shares.
How do I attend the meeting?
The meeting will be held on Monday, June 7, 2021 at 8:30 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292. Information on how to vote in person at the meeting is discussed below.
Who can vote at the meeting?
Only shareholders of record at the close of business on April 9, 2021 will be entitled to vote at the meeting. On this record date, there were 24,940,442 shares of common stock outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name:   If on the record date your shares were registered directly in your name with Armata’s transfer agent, Computershare, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares over the internet, as described in the Notice of Internet Availability, or, alternatively, if you received a paper copy of the proxy card by mail, to fill out and return the enclosed proxy card in the postage-paid envelope provided. You may also vote your shares by telephone as described in your proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank:   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by that organization. The broker, bank, or other agent holding your account is considered to be the shareholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
What am I voting on?
There are four matters scheduled for a vote:
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Proposal 1:   To elect seven nominees for director, named in this proxy statement, to serve one-year terms expiring at the 2022 Annual Meeting of Shareholders and upon their successors being duly elected and qualified;

•
Proposal 2:   Approval of, on an advisory, non-binding basis, the compensation of our named executive officers;

•
Proposal 3:   Ratification of the Audit Committee’s selection of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
For the election of directors (Proposal 1), you may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify.
For the approval of, on an advisory, non-binding basis, the compensation of our named executive officers (Proposal 2), you may either vote “For” or “Against” the proposal.
For ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2021 (Proposal 3), you may vote “For” or “Against” or abstain from voting.
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote in person at the meeting, vote by proxy through the internet, as described in the Notice of Internet Availability, vote by proxy over the telephone or, if you received a paper copy of the proxy card by mail, vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. Authorizing your proxy over the internet, by mailing a proxy card or by telephone will not limit your right to attend the meeting and vote your shares in person.
To vote in person, come to the meeting and we will give you a ballot when you arrive.
To vote through the internet, go to www.envisionreports.com/ARMP to complete an electronic proxy card. You will be asked to provide the control number from the Notice of Internet Availability or enclosed proxy card, as applicable. Your vote must be received by 11:59 p.m. local time on June 6, 2021 to be counted.
To vote using the proxy card, if you received a paper copy of the proxy card by mail, simply complete, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the meeting, we will vote your shares as you direct.
To vote over the telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice of Internet Availability or enclosed proxy card, as applicable. Your vote must be received by 11:59 p.m. local time on June 6, 2021 to be counted.
Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you are a shareholder of record, your shares will not be voted if you do not vote by internet or telephone, return your proxy card by mail or vote in person at the meeting as described above; however, if you properly submit a proxy, but do not specify your voting choice on one or more of the proposals included thereon, your shares will be voted, as recommended by the Board of Directors: (1) to elect to our Board of Directors the director nominees named in this proxy statement; and (2) to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2021.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you have shares held by a broker, bank or other agent, you may instruct your such agent to vote your shares by following the instructions that such agent provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the internet.

As discussed further below, under New York Stock Exchange rules, the election of directors (Proposal 1) and the vote to approve the compensation of our named executive officers (Proposal 2) are considered “non-routine” matters, meaning that brokers, banks, or other agents who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals.
The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2021 (Proposal 3) is considered a “routine” matter, meaning that brokers, banks, or other agents who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.
To vote in person at the meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the provided instructions from your broker or bank, or contact your broker or bank to request a proxy form.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on the record date.
What happens if I do not vote?
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record and do not vote through the internet, by completing your proxy card (if you received a paper copy by mail), by telephone or in person at the meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether such agent will still be able to vote your shares depends on whether the New York Stock Exchange deems the particular proposal to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), and certain corporate governance proposals, even if management-supported. For these “non-routine” matters for which a broker, bank or other agent has not received voting instructions, a “broker non-vote” occurs. Accordingly, your broker, bank or other agent may not vote your shares on Proposal 1 or Proposal 2 without your instructions (resulting in “broker non-votes” for such matters), but may vote your shares on Proposal 3 even in the absence of your instruction.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking your voting selections, your shares will be voted, as applicable: “For” Proposal 1, the election of nominees for director; and “For” Proposal 3, ratification of the Audit Committee’s selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies and have paid the entire expense of preparing, printing and mailing the Notice of Internet Availability and, to the extent requested by our shareholders, this proxy statement and any additional materials furnished to shareholders. In addition to solicitations by mail, our officers, directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Any officers, directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice of Internet Availability or set of proxy materials?
If you receive more than one Notice of Internet Availability or set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in each Notice of Internet Availability or proxy card in the proxy materials, as applicable, to ensure that all of your shares are voted.
Can I change my vote or revoke my proxy after I have voted?
Shareholder of Record: Shares Registered in Your Name:   Yes. You may revoke your proxy and change your vote at any time before the final vote at the meeting. The cutoff time for voting through the internet or by telephone will be 11:59 P.M., Eastern Time, on June 6, 2021, the day before the meeting. You may change your vote on the internet or by telephone (only your latest internet or telephone proxy submitted prior to the meeting will be counted); by signing and returning a new proxy card with a later date; by sending a timely written notice that you are revoking your proxy to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292; or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.
Beneficial Owner: Shares Registered in the Name of Broker or Bank:   If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are shareholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292 by (i) December 29, 2021, or (ii) if the date of our 2022 Annual Meeting of Shareholders has changed by more than 30 days from the one-year anniversary of the date of this year’s annual meeting, by a date that constitutes a reasonable time before we print and send our proxy materials to shareholders, which date will be disclosed in a report filed by us with the SEC. Any such proposals must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
If you wish to submit a proposal (including a director nomination) at the annual meeting that will not already be included in next year’s annual meeting proxy materials, your proposal generally must be submitted in writing to the same address not fewer than 60 nor more than 90 days prior to the date approved by the Board of Directors to hold the 2022 Annual Meeting of Shareholders; provided, that if we provide less than 60 days’ notice of such date, your proposal (including a director nomination) must be received by our Secretary not later than the tenth day following the day on which the notice of the date of the 2022 Annual Meeting of Shareholders is mailed or publicly disclosed. If the facts warrant, the Board of Directors, or the chairman of an annual meeting of shareholders, may determine and declare that a proposal does not constitute proper business to be transacted at the meeting or that business was not properly brought before the meeting in accordance with our Amended and Restated Bylaws (“Bylaws”) and, if, in either case, it is so determined, any such business shall not be transacted. Please review our Bylaws, which contain additional requirements regarding advance notice of shareholder proposals and nominations.
Since we provided less than 60 days’ notice of the date of this annual meeting, for a shareholders’ notice to be timely presented at this annual meeting, it must be received by our Secretary by May 8, 2021.
How are votes counted?
Votes generally.   Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

Abstentions and Broker Non-Votes.   Abstentions will count towards the quorum. Shares constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter, but they are counted as present for the purpose of determining a quorum at the meeting.
Required Vote.   The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The seven nominees receiving the largest number of votes “For” votes cast will be elected to the Board of Directors.	None	None
2	Non-binding advisory vote on the compensation of our named executive officers	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	None	None
3	Ratification of the Audit Committee’s selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	None	None
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares entitled to vote on a matter and be counted collectively upon such matter are present at the meeting in person or represented by proxy. On the record date, there were 24,940,442 shares outstanding and entitled to vote. Thus, the holders of 12,470,221 shares must be present in person or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares at the meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the meeting?
Preliminary voting results will be announced at the meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.
What proxy materials are available on the internet?
The proxy statement and annual report to shareholders are available at https:// investor.armatapharma.com/annual-reports-and-proxy.

What happens if a change to the meeting is necessary due to exigent circumstances?
We intend to hold the meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include postponing or adjourning the meeting or holding the meeting solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates via a press release and posting details on our website that will also be filed with the SEC as proxy material. Please monitor the Investors section of our website at www.armatapharma.com for updated information. If you are planning to attend the meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.
Why is the executive compensation proposal (Proposal 2) being included among the items to be considered at the Annual Meeting?
We have included the executive compensation proposal (Proposal 2) among the items to be considered at the meeting in order to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act of 1934.

PROPOSAL 1
Election of Directors
Our business and affairs are organized under the direction of our Board of Directors. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and on an ad hoc basis as required.
Our Bylaws provide that the Board of Directors will consist of not less than one nor more than nine members, as fixed from time to time by a resolution of the Board or shareholders. The Board of Directors currently has eight members, of which seven members have been re-nominated by the Board of Directors to stand for election at this annual meeting.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the seven nominees receiving the highest number of affirmative votes at this annual meeting will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
Under our current Bylaws, any vacancy occurring on the Board of Directors may be filled by the shareholders, the Board of Directors or, if the directors in office constitute fewer than a quorum, by the affirmative vote of a majority of the remaining directors.
Our Board of Directors
Set forth below are the name, age, position of and biographical information about each nominee, as of the record date.
Name	Age	Position(s)
Todd R. Patrick	58	Chief Executive Officer, Director
Jules Haimovitz(3)(4)	70	Director
Sarah J. Schlesinger, M.D.(2)	61	Director
Joseph M. Patti, Ph.D.(2)(5)	56	Director
Odysseas D. Kostas, M.D.(4)(5)	46	Director
Todd C. Peterson, Ph.D.(1)	63	Director
Robin C. Kramer(1)	55	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Will serve as a member of the Nominating and Corporate Governance Committee if he is elected as a director at the meeting.

(4)
Serves as a designee of Innoviva, Inc. under the Investor Rights Agreement (as defined below).

(5)
Member of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board of Directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board of Directors. The brief biographies below include information regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.
Set forth below is the specific experience, qualifications and background of each of the individuals listed above.
Employee Directors
Todd R. Patrick has served as our Chief Executive Officer and as a director since the consummation of the Merger in May 2019. He previously served as President and Chief Executive Officer of C3J from 2010 until the consummation of the Merger, and as a member of C3J’s board of directors from 2009 until the consummation of the Merger. Before joining C3J, Mr. Patrick was the President and board member of ID Biomedical Corporation from 1994 until 2005, when the company was acquired by GlaxoSmithKline. Prior to ID Biomedical Corporation, Mr. Patrick was the Director of the Office of Intellectual Property Administration at the University of California, Los Angeles (“UCLA”), where he was responsible for the patenting and licensing of intellectual property arising out of UCLA. Mr. Patrick has been involved in several start-ups and has helped raise over $600 million in equity or debt capital. Mr. Patrick currently serves on the board of directors of CRH Medical Corporation (NYSE: CRHM), where he has served since 2006 and is a member of the audit, corporate governance and nominating, and compensation committees; and AltPep Corporation. He is also on the board of directors of the non-profit Foster Foundation.
Mr. Patrick was selected as a director because of his extensive leadership experience with biotechnology companies and his in-depth understanding of our business, strategy and management team, as well as his experience serving as a public company director and executive officer.
Non-Employee Directors
Sarah J. Schlesinger, M.D. has served as a member of our Board of Directors since February 2020. She also currently serves as a member of the board of directors of Innoviva, Inc., and serves on its Compensation Committee and the Nominating/Corporate Governance Committee. Dr. Schlesinger is an Associate Professor of Clinical Investigation at Rockefeller University and Senior Attending Physician at Rockefeller University Hospital. Dr. Schlesinger was The Clinical Director of the laboratory of Dr. Ralph Steinman (Nobel Laureate 2011) from 2002 until his death in 2011. Dr. Schlesinger led the Dendritic Cell section of the Division of Retrovirology at the Walter Reed Army Institute of Research and was also a member of the Division of Infectious and Parasitic Disease Pathology at the Armed Forces Institute of Pathology from 1994 to 2002. In 2002, Dr. Schlesinger rejoined Rockefeller University and began working with the International AIDS Vaccine Initiative as a Scientist in Vaccine Research and Design. Dr. Schlesinger has been a member of Rockefeller University Hospital’s Institutional Review Board (“IRB”) (Ethics Committee) since 2003 and previously served as IRB’s vice-chairperson. In 2017 she assumed the position of chairperson of the IRB. She is currently the director of the education and training programs at Rockefeller University Center for Clinical and Translational Science. Dr. Schlesinger currently serves on the board of two non-profit organizations: the AIDS Vaccines Advocacy Coalition, and The Hastings Center, the pre-eminent center for the study of bioethics. Dr. Schlesinger served as an independent corporate director of Ariad Pharmaceuticals from 2013 until its sale to Takeda Pharmaceutical Company Limited in 2017. She also served as an independent corporate director of The Medicines Company from 2018 until its acquisition by Novartis in 2020. Dr. Schlesinger has a B.A. from Wellesley College and a M.D. from Rush Medical College in Chicago, Illinois. She trained in Anatomic Pathology at The New York Hospital where she served as Chief Resident. Dr. Schlesinger has demonstrated leadership in her field and her substantial knowledge of our industry contributed to our conclusion that she should serve as a director.
Director Qualifications.   Dr. Schlesinger was selected as a director because of her extensive leadership experience with biotechnology companies and her in-depth knowledge of the industry, as well as her experience serving on the boards of directors of various public and private companies.

Joseph M. Patti, Ph.D. has served as a member of the Board of Directors since the consummation of the Merger in May 2019. He also currently serves as President and Chief Executive Officer and director of AgilVax, Inc., a private biotechnology company that discovers and develops antibody-based therapeutics to treat metastatic cancer, and as President of JP Biotech Advisors, Inc., which provides strategic growth and drug development advice to emerging biotechnology companies. Dr. Patti is also a director of ECM Biosurgery, a private preclinical biotechnology company focused on collagen-based therapeutics. From November 2012, Dr. Patti served as Aviragen Therapeutics, Inc.’s Executive Vice President of Corporate Development and Strategy until October 2014, when he was appointed the company’s President and Chief Executive Officer and director. He served in those roles until February 2018, when Aviragen merged with Vaxart, Inc. Prior to joining Aviragen, Dr. Patti co-founded Inhibitex, Inc. in 1994 and served as its Chief Scientific Officer and Senior Vice President of Research and Development from 2007 until it was acquired by Bristol Myers Squibb in February 2012. He also served as its Chief Scientific Officer and Vice President of Research and Development from 2005 to 2007 and as Vice President, Preclinical Development prior to that. Before co-founding Inhibitex, Dr. Patti was an Assistant Professor at Texas A&M’s Institute of Biosciences and Technology and also served on the faculty at the University of Texas Health Science Center Graduate School of Biomedical Sciences. Dr. Patti received a B.S. in Microbiology from the University of Pittsburgh, a M.S.P.H. from the University of Miami, School of Medicine and a Ph.D. in Biochemistry from the University of Alabama at Birmingham. Dr. Patti was a director of SciStem Therapeutics, Inc., a privately-held biotechnology company from 2012 to 2015. Dr. Patti was a director of Inhibitex from 1998 to 2005.
Director Qualifications.   Dr. Patti was selected as a director because of his scientific knowledge and background and experience in developing numerous preclinical and clinical bio-pharmaceutical product candidates, as well as his senior management experience over the past decade in developing and implementing the business and financial strategies of emerging, publicly-traded biopharmaceutical companies and serving as a public company director.
Odysseas D. Kostas, M.D. has served as a member of our Board of Directors since February 2020. He also currently serves as a director of Innoviva, Inc. He is a Partner and Senior Managing Director at Sarissa Capital Management LP. Sarissa Capital focuses on improving the strategies of companies to enhance shareholder value. Prior to joining Sarissa Capital, Dr. Kostas served as a Director at Evercore ISI (formerly ISI), covering the biotechnology and pharmaceutical industries. Previously, he practiced internal medicine as part of the Yale New Haven Health System and was engaged as a consultant to various biotechnology companies. Dr. Kostas also previously served on the board of directors of Enzon Pharmaceuticals. Dr. Kostas has a B.S from Massachusetts Institute of Technology (MIT) and a M.D. from University of Texas Southwestern Medical School. Dr. Kostas has demonstrated leadership in his field, and his knowledge of and experience in our industry contributed to our conclusion that he should serve as a director.
Director Qualifications.   Mr. Kostas was selected as a director because of his extensive leadership experience with biotechnology companies and his in-depth knowledge of our business, strategy and management team, as well as his experience serving as a public company director.
Todd C. Peterson, Ph.D. has served as a member of the Board of Directors since October 2019. Dr. Todd Peterson is Founder and Principal at GenApex Bio (GenApex Biotechnology Consulting), a board practice, investment and advisory services LLC based in Coronado, California. He has over 35 years of experience in biotechnology and life sciences research and development across the areas of molecular and cell biology, nucleic acids and genomics product and technology development. His experience encompasses clinical diagnostics, life science research tools and drug discovery technologies, products, and markets. Previously, Dr. Peterson was Chief Scientific Officer at The Allen Institute in Seattle, Washington, overseeing science and technology strategy and growth initiatives across unit Institutes for Brain Science, Cell Science, Immunology, and the Paul G. Allen Frontiers Group. Prior to joining the Allen Institute, Dr. Peterson was Chief Technology Officer at Synthetic Genomics, Inc., a leader in synthetic biology and applied genomics technologies developing a robust portfolio of breakthrough solutions addressing major global issues. Prior to joining SGI, Dr. Peterson led Genomics and Synthetic Biology R&D at Invitrogen/Life Technologies (now Thermo Fisher Scientific), a global leader in life science tools. Prior to Life Technologies, Dr. Peterson held R&D positions with increasing leadership responsibilities and scope at Genicon Sciences, Trega Biosciences, Hybritech and Gen-Probe where he focused on technology research, product development and commercialization. Dr. Peterson was a postdoctoral fellow at the Max Planck Institute in Cologne Germany after receiving his Ph.D. in Microbiology at the University of Southern California School of Medicine. He obtained his M.A. in Biological Sciences and B.A. in Molecular Biology and Biochemistry at the University of California, Santa Barbara.
Director Qualifications.   Dr. Peterson was selected as a director because of his years of experience in biotechnology and life sciences research and development, his in-depth knowledge of the industry and pre-clinical / early-stage scientific requirements, and his experience and understanding of our bacteriophage platform.
Robin C. Kramer has served as Senior Vice President, Chief Accounting Officer and Head of Global Business Services and Treasury of Biogen, a biopharma company, since January 2021. Ms. Kramer served as Biogen’s Vice President, Chief Accounting Officer from November 2018 to December 2020. Prior to joining Biogen, Ms. Kramer served as the Senior Vice President and Chief Accounting Officer of Hertz Global Holdings, Inc., a car rental company, from May 2014 to November 2018. Prior to that, Ms. Kramer was an audit partner at Deloitte & Touche LLP (Deloitte), a professional services firm, from 2007 to 2014, including serving in Deloitte’s National Office Accounting Standards and Communications Group from 2007 to 2010. From 2005 to 2007 Ms. Kramer served as Chief Accounting Officer of Fisher Scientific International, Inc., a laboratory supply and biotechnology company, and from 2004 to 2005 Ms. Kramer served as Director, External Reporting, Accounting and Control for the Gillette Company, a personal care company. Ms. Kramer also held partner positions in the public accounting firms of Ernst & Young LLP and Arthur Anderson LLP. Ms. Kramer is a licensed certified public accountant (CPA) in Massachusetts. She is a member of the Massachusetts Society of CPAs and the American Institute of CPAs. She has served as a Board Member of Samsung Bioepis Co., LTD. from July 2020 to Present, and as a Board member of the Center for Women and Enterprise from August 2020 — Present. She previously served as a Board Member for the Massachusetts State Board of Accountancy from September 2011 to December 2015 and Probus Insurance Company Europe DAC, from 2016 to 2018.
Director Qualifications.   Ms. Kramer was selected as a director because of her years of experience in biotechnology and life sciences research and development and her in-depth knowledge of the industry. She has financial expertise, including a thorough understanding of financial statements, corporate finance and accounting and extensive experience with public companies, all of which makes her a valued member of the board of directors.
Jules Haimovitz has served as a member of our Board of Directors since April 2021. He has also served as a member of the board of directors of Innoviva, Inc. since February 2018 and is currently a member of its audit committee and compensation committee. Mr. Haimovitz is also currently President of Haimovitz Consulting, Inc. He previously served as a member of the board of directors of Ariad Pharmaceuticals, where he was also a member of its audit committee; Dial Global, Inc., where he was also member of its audit committee; and Imclone Pharmaceuticals, where he served as chairperson of its audit committee. Mr. Haimovitz has also served as Chief Executive Officer or Chief Operating Officer of the following companies: Spelling Entertainment, Inc., King World Productions and VJN, Inc. Mr. Haimovitz holds a B.S. and M.A. degree in Mathematics from Brooklyn College.
Director Qualifications.   Mr. Haimovitz was selected as a director because of his leadership in the field, his knowledge of financial and financing matters and his prior board service, all of which makes him a valued member of the Board of Directors.
Selection of Certain Directors
Drs. Schlesinger and Kostas were appointed to the Board of Directors in February 2020 as director designees of Innoviva, Inc. (collectively, with its subsidiaries, “Innoviva”) pursuant to that certain Investor Rights Agreement, dated as of February 12, 2020 (the “Investor Rights Agreement”), which was amended and restated on January 26, 2021. On April 1, 2021, Mr. Haimovitz replaced Dr. Schlesinger as the Innoviva director designee; however, Dr. Schlesinger continues to serve on the Board of Directors. The Board of Directors also voted that Dr. Schlesinger remain on the Board of Directors though she will not be a director designated by Innoviva. Dr. Kostas will continue to serve as a designated director of Innoviva. The Investor Rights Agreement provides that for so long as Innoviva and its affiliates hold at least 12.5% of the outstanding shares of our common stock on a fully-diluted basis, Innoviva shall have the right to designate two (2) directors to the Board of Directors, and for so long as Innoviva and its affiliates hold at least 8% but less than 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate one (1) director to the Board of Directors, in each case, subject to certain qualifications and conditions in the Investor Rights Agreement. The Investor Rights Agreement also provides for the right for Innoviva to participate in future offerings of equity securities by the Company.
The Board of Directors Recommends
a Vote “For” each Named Nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under the NYSE American exchange listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE American exchange, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the board affirmatively determined that all of the director nominees except for Todd C. Patrick are independent directors within the meaning of the applicable NYSE American exchange listing standards. In making this determination, our board found that none of these directors or nominees for director had a material or other disqualifying relationship with us. The board concluded that Mr. Patrick is not an independent director within the meaning of the applicable NYSE American exchange listing standards. Mr. Patrick is not an independent director under these rules given his role as our Chief Executive Officer. Of the directors that served on our board during 2021 that are not standing for re-election at the meeting, our board determined that Richard Bastiani is an independent under the rules of the SEC and the NYSE American exchange. Of the former directors who served on our board during 2020, our board determined that H. Stewart Parker and Jeremy Curnock Cook were independent under the rules of the SEC and the NYSE American exchange. Accordingly, during 2020, our board was comprised of a majority of directors who qualify as independent directors under the rules adopted by the SEC and the NYSE American exchange.
As required under applicable NYSE American rules, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.
Our Bylaws provide that the Board of Directors will consist of not less than one nor more than nine members, as fixed from time to time by a resolution of the Board of Directors. The authorized size of our Board of Directors is currently nine members.
Board Leadership Structure
Our Board of Directors may appoint an independent Chairman, who will have authority, among other things, to call and preside over board meetings, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman has substantial ability to shape the work of the Board of Directors. Currently, the Chairman position is vacant. We have a separate chair for each committee of the Board of Directors. As a general policy, the Board of Directors believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board of Directors as a whole. We expect and intend the positions of Chairman of the Board of Directors and Chief Executive Officer to continue to be held by separate individuals in the future.
Role of the Board in Risk Oversight
One of the principal functions of our Board of Directors is to provide oversight concerning the assessment and management of risk related to our business. The Board of Directors is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities.
While the Board of Directors oversees our risk management, our management is responsible for day-to-day risk management processes, including, without limitation, strategic, operational, financial, regulatory and cyber-security risks that may exist from time to time. The Board of Directors expects management to consider the risks of, and risk management in, each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Board of Directors and its committees. In connection with this responsibility, members of management provide regular reports to the Board of Directors regarding business operations and strategic planning, financial planning and budgeting and regulatory matters, including any material risk to our company related to such matters. Although the Board of Directors does not have a formal risk oversight policy, the Board of Directors does, as a whole and through its various committees, oversee the proper functioning of our internal risk management processes. In its risk oversight role, the Board of Directors evaluates whether management has reasonable controls in place to address material risks we currently face and those we may face in the future.
The Board of Directors has delegated oversight for specific areas of risk exposure to committees of the Board of Directors as follows:
•
The Audit Committee is primarily responsible for overseeing our financial risk management processes on behalf of the Board of Directors. The Audit Committee is responsible for discussing our overall risk assessment and risk management policies with management and our independent registered public accounting firm, as well as our plans to monitor and control any financial risk exposure. The Audit Committee is also responsible for primary risk oversight related to our internal control over financial reporting, disclosure controls and procedures, and legal and regulatory compliance. In addition, the Audit Committee reviews all related-person transactions, including the risks related to those transactions impacting our company. Going forward, we expect that the Audit Committee will receive reports from management regarding its assessment of risks at least quarterly.

•
The Compensation Committee oversees our compensation programs and reviews the conduct incentivized by those programs, including any impact on risk-taking by our executive officers and employees.

•
The Nominating and Corporate Governance Committee oversees the organization, membership and structure of our Board of Directors and our corporate governance practices. The committee members report to the full Board of Directors on material developments in their areas of oversight.

We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board of Directors’ leadership structure, which also emphasizes the independence of our Board of Directors in its oversight of our business and affairs, supports this approach.
The Board of Directors and its committees meet at regularly scheduled and special meetings throughout the year at which management reports to the board concerning the results of our risk management activities, as well as external changes that may change the levels of business risk to which we are exposed. At each regular meeting of our Board of Directors, the chairperson of each committee reports to the full board regarding the matters reported and discussed at any committee meetings, including any matters related to risk assessment or risk management. Upon the request of the committees, our principal executive officer and principal financial officer attend meetings of these committees when they are not in executive session, and often report on matters that may not be otherwise addressed at these meetings. In addition, our directors are encouraged to communicate directly with members of management regarding matters of interest, including matters related to risk, at times when meetings are not being held.
In connection with the COVID-19 outbreak, the Audit Committee and management, has monitored our efforts to mitigate business continuity, financial, human capital, and cybersecurity risk exposures associated with the outbreak.
Meetings of the Board of Directors
During 2020, our Board of Directors met six times, the Audit Committee met four times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met six times. Each Board member attended 75% or more of the total number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he was a director or committee member.
As required under applicable NYSE American listing standards, during 2020, our independent directors met on a regular basis in executive session without the presence of non-independent directors and management.

Each director is expected to devote the time necessary to appropriately discharge his or her responsibilities and to rigorously prepare for and attend and participate in all Board meetings and meetings of Board committees on which he or she serves. In addition, the independent directors meet regularly in executive session without the presence of management.
Policy Concerning Director Attendance at Annual Meetings of Shareholders
There is no formal policy as to their attendance at annual meetings of shareholders, and in the past our directors have not been present for such meetings.
Information Regarding Committees of the Board of Directors
The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter, the adequacy of which each respective committee regularly reviews and reassesses. A copy of each charter is available under the heading “Corporate Governance” of the Investor Relations section of our website at https://investor.armatapharma.com/corporate-governance. Our Board of Directors may establish additional committees from time to time in accordance with our Bylaws.
As of April 9, 2021, the record date, the membership of the standing committees was as follows:
Name	Audit(1)	Compensation	Nominating and Corporate Governance
Richard J. Bastiani, Ph.D.			X*
Odysseas Kostas, M.D.			X
Todd R. Patrick
Joseph M. Patti, Ph.D.		X*	X
Sarah J. Schlesinger, M.D.		X
Todd C. Peterson, Ph.D.	X
Robin C. Kramer	X*

*
Committee Chair.

Dr. Bastiani is not standing for re-election at the 2021 Annual Meeting. If Jules Haimovitz is elected as a director, he is expected to join the Nominating and Corporate Governance Committee.
Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable NYSE American rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Board of Directors reviews the NYSE American exchange listing standards definition of independence for Audit Committee members on an annual basis and has determined that each of the members of our Audit Committee as of the record date satisfies the NYSE American exchange listing requirements and SEC independence requirements.
Our Board of Directors has determined that Ms. Kramer qualifies as an audit committee financial expert within the meaning of SEC regulations. In making this determination, our Board of Directors has considered Ms. Kramer’s formal education and previous and current experience in financial roles. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.
The primary purpose of the Audit Committee is to oversee our corporate accounting and financial reporting processes and audits of its financial statements. The functions of the Audit Committee include, among other things:

•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors and to present its conclusion to our Board of Directors;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•
monitoring the rotation of partners of our independent auditors on our audit engagement team as required by law;

•
prior to engagement of any independent auditor, and, at least annually thereafter, reviewing relationships that may reasonably be thought to bear on the auditor’s independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our internal control over financial reporting;

•
reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding internal accounting controls, accounting or auditing matters and other matters;

•
preparing the report that the SEC requires in our annual proxy statement;

•
reviewing and providing oversight of any related-person transactions in accordance with our related-person transactions policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•
reviewing on a periodic basis our investment policy; and

•
reviewing and evaluating on an annual basis its own performance, including its compliance with its charter.

Report of the Audit Committee of the Board of Directors
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
This report is furnished by the current Audit Committee of the Board of Directors with respect to our financial statements for the year ended December 31, 2020.
One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report on its audit.
Ernst & Young was the independent registered public accounting firm for our financial statements audited pursuant to PCAOB standards for the years ended December 31, 2020 and 2019. Because the Merger was treated as a reverse acquisition for accounting purposes, the historical financial statements of the accounting acquirer, C3J, have become Armata’s historical financial statements.

As of the record date, the current Audit Committee of the Board of Directors with respect to Armata’s financial statements (which are the historical financial statements of C3J, as accounting acquirer in the Merger) consists of Ms. Kramer (chair) and Dr. Peterson.
Audited Financial Statements
Ernst & Young was the independent registered public accounting firm for our financial statements audited pursuant to PCAOB standards for the years ended December 31, 2020 and 2019. The Audit Committee discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding communications with audit committees concerning independence. The Audit Committee discussed the independence of Ernst & Young and concluded that Ernst & Young was independent from Armata and management.
In performing its oversight role, the Audit Committee reviewed and discussed our audited financial statements for the years ended December 31, 2020 and 2019 with management and Ernst & Young. Based on the foregoing, the current Audit Committee recommended to the Board that the audited financial statements for the years ended December 31, 2020 and 2019 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
The foregoing report has been furnished by the current Armata Audit Committee.
Robin C. Kramer (Chair)
Todd C. Peterson, Ph.D.
Compensation Committee
Our Board of Directors has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, an outside director, as defined pursuant to Section 162(m) of the Code, and satisfies the NYSE American exchange listing independence requirements.
The functions of this committee include, among other things:
•
reviewing, modifying and approving (or, if it deems appropriate, making recommendations to the full Board of Directors regarding) our overall compensation strategy and policies;

•
reviewing and approving (or, if it deems appropriate, making recommendations to the full Board of Directors regarding) the compensation and other terms of employment of our executive officers, including the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers;

•
reviewing and approving (or, if it deems appropriate, making recommendations to the full Board of Directors regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
reviewing and approving (or, if it deems appropriate, making recommendations to the full Board of Directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•
evaluating (including, if it deems appropriate, with the input of some or all of the other members of the Board of Directors) risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•
reviewing and making recommendations to the full Board of Directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

•
administering our equity incentive plans;

•
establishing policies with respect to equity compensation arrangements;

•
establishing policies with respect to votes by our stockholders to approve executive compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on executive compensation, to the extent required by law;

•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

•
reviewing the adequacy of its charter on a periodic basis;

•
reviewing with management and approving our compensation-related disclosures and related tables in our periodic reports or proxy statements to be filed with the SEC;

•
preparing the report that the SEC requires in our annual proxy statement, if required by then-applicable SEC rules; and

•
reviewing and assessing on an annual basis its own performance.

Compensation Committee Processes and Procedures
Generally, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. Other than in-house legal counsel and certain other types of advisors, the Compensation Committee may retain such consultants or advisors only after taking into consideration six factors, prescribed by the SEC and NYSE American, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the fourth quarter of the preceding year or during the first quarter of the year, following an evaluation of calendar year results. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation, as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, if any, including analyses of executive and director compensation paid at other peer companies identified by the consultant.
Nominating and Corporate Governance Committee
Our Board of Directors has determined that each of the members of this committee satisfies the NYSE American exchange listing independence requirements. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for, among other things:
•
identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;

•
assessing the performance of management and the Board of Directors, including board committees, seeking input from senior management, the full Board of Directors and others, which assessment shall include, among other things, an evaluation of the board’s contribution as a whole and overall board composition and makeup, including the reelection of current board members;

•
evaluating, nominating and recommending individuals for membership on our Board of Directors;

•
evaluating nominations by stockholders of candidates for election to our Board of Directors;

•
considering and assessing the independence of members of our Board of Directors;

•
developing a set of corporate governance policies and principles, periodically reviewing and assessing these policies and principles and their application and recommending to our Board of Directors any changes to such policies and principles;

•
reviewing the adequacy of its charter on an annual basis; and

•
reviewing and assessing on an annual basis its own performance.

The Nominating and Corporate Governance Committee believes that candidates for director should, both individually and collectively, have the integrity, experience, judgment, commitment (including having sufficient time to devote to us and a sufficient level of participation), skills, diversity and expertise appropriate for our Company. We do not have a set policy or process for considering “diversity,” however that term may be defined, in identifying nominees. However, the Nominating and Corporate Governance Committee strives to identify and recruit individuals whose diverse talents, experiences and backgrounds enhance the inclusive environment in which the Board currently functions. In assessing the directors, both individually and collectively, the Nominating and Corporate Governance Committee may consider our current needs and the needs of our Board of Directors, to maintain a balance of knowledge, experience and capability in various areas. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE American purposes, which determination is based upon applicable NYSE American listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee may use its network of contacts to compile a list of potential director candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. The Nominating and Corporate Governance Committee does not alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a shareholder. Pursuant to our Policy Regarding Stockholder Recommendations of Director Nominees, shareholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of shareholders may do so by delivering a written recommendation to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292, no later than the close of business on the 90th day and no earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting of shareholders. For the 2021 Annual Meeting, such written recommendations must be received no earlier than August 9, 2021 and no later than close of business on September 8, 2021. Submissions must include the name and address of the shareholder on whose behalf the submission is made; the number of shares of our common stock that are owned beneficially by such shareholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.
Shareholder Communications with the Board of Directors
The Company’s Board has adopted a formal process by which shareholders may communicate with the Board or any of its committees or directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of the Company at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292. All communications will be compiled and reviewed by the Secretary of the Company, who will determine whether the communication should be presented to the Board, committee or individual director, as applicable. Communications approved by the Secretary will be submitted to the Board of Directors, its committees, or the individual directors on a periodic basis. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with the Company’s Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters (the “Whistleblower Policy”), discussed below, will be treated in accordance with that policy.
Any interested person may, however, communicate directly with the Chairman or the independent directors as a group. Persons interested in communicating directly with the independent directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the independent directors generally, in care of Armata Pharmaceuticals, Inc. at 4503 Glencoe Avenue, Marina del Rey, California 90292. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.
Code of Ethics
We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available under the heading “Corporate Governance” of the Investor Relations section of our website at https://investor.armatapharma.com/corporate-governance. Any amendment to, or waiver from, a provision of the codes of ethics applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver, unless the rules of the NYSE American then permit website posting of such amendments and waivers, in which case we would promptly post such disclosures on our internet website.
Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters
We have adopted the Whistleblower Policy to facilitate the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submission by our employees of concerns regarding these matters.
Hedging and Pledging Policy
Our insider trading policy prohibits our officers, other employees and directors from hedging or pledging our shares.

PROPOSAL 2
Advisory, Non-Binding Vote to Approve the Compensation of Our Named Executive Officers
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.
Our compensation programs are designed to effectively align our executives’ interests with the interests of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders. Stockholders are urged to read the section titled “Executive Compensation” in this proxy statement, which discusses how our executive compensation policies and practices implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee believes that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation. Our Board of Directors and our Compensation Committee believe that our policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goal. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.
Based on the above, we request that stockholders indicate their support, on a non-binding advisory basis, for the compensation of our named executive officers as described in this proxy statement by voting “FOR” the following resolution:
“RESOLVED, that the stockholders of Armata Pharmaceuticals, Inc. approve, on an advisory basis, the compensation paid to Armata Pharmaceuticals, Inc.’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Executive Compensation section, the compensation tables and the narrative discussion in Armata Pharmaceuticals, Inc.’s 2021 proxy statement.”
As an advisory vote, this Proposal 2 is non-binding. Although the vote is non-binding, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The Board of Directors Recommends
a Vote “For” Proposal 2.

PROPOSAL 3
Ratification of Selection of Independent Registered Public Accounting Firm
Proposal to Ratify Appointment of Ernst & Young LLP
The Audit Committee of the Board of Directors has selected Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the shareholders at the meeting. Ernst & Young served as the independent registered public accounting firm for AmpliPhi from January 20, 2015 until the completion of the Merger and has continued to serve in such role for Armata following the Merger. The Merger was treated as a reverse acquisition for accounting purposes and, as such, the historical financial statements of the accounting acquirer, C3J, have become Armata’s historical financial statements.
Representatives of Ernst & Young are expected to be available at the meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require shareholder ratification of the selection of Ernst & Young as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain Ernst & Young. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
In order for Proposal 3 to be approved, the number of shares cast “For” the proposal must exceed the number of shares cast “Against” the proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.
Change in Accountants
Dismissal of PwC
PricewaterhouseCoopers LLP (“PwC”) was previously engaged as the independent registered public accounting firm for C3J, the accounting acquirer in the Merger. On January 28, 2019, the Audit Committee dismissed PwC as C3J’s independent registered public accounting firm, effective immediately (the “January Termination”), and engaged Ernst & Young, as discussed below, to serve in such capacity instead.
In anticipation of the Merger, however, the Audit Committee engaged PwC to audit C3J’s consolidated financial statements for the fiscal year ended December 31, 2017 in accordance with the standards of the PCAOB (the “PCAOB standards audit”). PwC had previously audited those financial statements in accordance with auditing standards generally accepted in the United States.
On February 18, 2019, the C3J Audit Committee determined to terminate PwC’s engagement with respect to the PCAOB standards audit of C3J’s December 31, 2017 consolidated financial statements, and PwC was notified of such determination on February 18, 2019 (such termination, the “February Termination”).
PwC’s PCAOB standards audit of C3J’s December 31, 2017 consolidated financial statements was in process but not yet complete at the time of the February Termination. Accordingly, PwC did not complete the PCAOB standards audit of C3J’s 2017 consolidated financial statements, and PwC did not issue an audit report under PCAOB standards with respect to those financial statements.
The reports of PwC on C3J’s consolidated financial statements for the years ended December 31, 2017 and 2016 (which were issued under auditing standards generally accepted in the United States but were never filed with the SEC because C3J was not subject to such reporting requirements) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During C3J’s fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through dates of the January Termination and the February Termination, respectively, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act (“Regulation S-K”)) between C3J and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in its reports on C3J’s consolidated financial statements.
During C3J’s fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through dates of the January Termination and the February Termination, respectively, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that PwC reported to C3J and the C3J Audit Committee that it believed a material weakness in internal control over financial reporting existed related to the lack of segregation of duties, particularly as it related to the processing of journal entries.
The Company previously provided PwC with a copy of the foregoing disclosures and requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the above disclosures. A copy of this letter, dated May 10, 2019, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on May 10, 2019.
Engagement of Ernst & Young
As described above, effective January 29, 2019, C3J retained Ernst & Young as its registered public accounting firm, and, effective February 21, 2019, C3J retained Ernst & Young to conduct the PCAOB standards audit of C3J’s December 31, 2017 consolidated financial statements.
During C3J’s two fiscal years ended December 31, 2018 and 2017 and the subsequent interim period preceding the engagement of Ernst & Young, neither C3J nor anyone on its behalf consulted with Ernst & Young with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on C3J’s consolidated financial statements, and no written report or oral advice of Ernst & Young was provided to C3J that was an important factor considered by C3J in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K), or any “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Principal Accountant Fees and Services
The following table represents aggregate fees incurred for Ernst & Young LLP services by Armata Pharmaceuticals, Inc. for the year ended December 31, 2020, as well as the following during the year ended December 31, 2019:
•
Armata Pharmaceuticals, Inc. includes fees incurred by the combined company from May 9, 2019, the date of Merger, to December 31, 2019.

•
AmpliPhi Biosciences Corporation includes fees incurred from January 1, 2019 to May 9, 2019, the date of the Merger.

•
C3J Therapeutics, Inc. includes fees incurred from January 1, 2019 to May 9, 2019, the date of the Merger.

	Fiscal Year Ended December 31,2020	Fiscal Year Ended December 31, 2019
Armata Pharmaceuticals, Inc.
Audit Fees	$362,000	$277,000
Audit Related Fees	105,000	94,000
Tax Fees	—	—
All Other Fees	—	—
Total	$467,000	$371,000
AmpliPhi Biosciences Corporation
Audit Fees	$—	$143,000
Audit Related Fees	—	102,000
Tax Fees	—	—
All Other Fees	—	—
Total	$—	$245,000
C3J Therapeutics, Inc.
Audit Fees	$—	$26,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$—	$26,000
Grand total	$467,000	$642,000
Representatives of Ernst & Young LLP attended all of the meetings of the Audit Committee occurring during the years ended December 31, 2020 and 2019.
The Audit Committee approves in advance the engagement and fees of the independent registered public accounting firm for all audit services and non-audit services, based upon independence, qualifications and, if applicable, performance. The Audit Committee may form and delegate to subcommittees of one or more members of the Audit Committee the authority to grant pre-approvals for audit and permitted non-audit services, up to specific amounts. All audit services provided by Ernst & Young LLP for the periods presented were pre-approved by the Audit Committee.
Pre-Approval Policies and Procedures
The Audit Committee approves in advance the engagement and fees of the independent registered public accounting firm for all audit services and non-audit services, based upon independence, qualifications and, if applicable, performance. The Audit Committee may form and delegate to subcommittees of one or more members of the Audit Committee the authority to grant pre-approvals for audit and permitted non-audit services, up to specific amounts. All audit services described above were pre-approved by the our Audit Committee, or the audit committees of AmpliPhi or C3J, as applicable. C3J was a privately-held company at the time the fees described above were paid.
Ability to Continue as a Going Concern
The report of Ernst & Young on the consolidated financial statements of Armata Pharmaceuticals, Inc. for the fiscal year ended December 31, 2020, included in Armata’s Annual Report on Form 10-K, filed on March 18, 2021, stated that Armata has suffered recurring losses and negative cash flows from operations, which raised substantial doubt about Armata’s ability to continue as a going concern. Other than the foregoing, Ernst & Young’s report on our financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles.
The Board of Directors Recommends
a Vote “For” Proposal 3.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers as of the record date.
Name	Age	Position(s)
Todd R. Patrick	58	Chief Executive Officer & Director
Brian Varnum, Ph.D.	61	President & Chief Development Officer
Steve R. Martin	60	Chief Financial Officer
Duane Morris	71	Vice President, Operations
The following is biographical information for Brian Varnum, Ph.D., our President and Chief Development Officer; Steve R. Martin, our Chief Financial Officer; and Duane Morris, our Vice President, Operations. The biographical information for Todd R. Patrick is set forth above under Proposal 1.
Brian Varnum, Ph.D. has served as our President and Chief Development Officer since the Merger. He previously served at C3J as its Vice President of Product Development starting in 2012 and became its Chief Development Officer in 2014, serving in that role until the Merger in May 2019. Dr. Varnum is a biotech veteran with more than 20 years of experience. Dr. Varnum began his career with Amgen Inc. and spent more than 18 years at the biotech pioneer as that company grew from a start-up to a large and successful biotechnology company. He started in discovery research where his team purified novel growth factors and advanced antibodies and small molecules into clinical studies. Dr. Varnum also worked in development, assisting with clinical development of proteins, antibodies and small molecules. In this capacity, he contributed to key regulatory filings, market research and product launch, giving him experience in drug discovery and development from the lab bench to product launch and marketing. After retiring from Amgen Inc. in 2007, Dr. Varnum turned his focus to the start-up landscape, working in several capacities, including assisting investors, entrepreneurs and start-ups in the assessment of technologies for funding or in-licensing. In these capacities, he established research strategies and plans, and served as Chief Scientific Officer for several companies, securing funding, and executing research contracts with large and mid-sized pharmaceutical companies. Dr. Varnum obtained his Ph.D. from UCLA studying oncogenes, and his drug development research experience includes hematopoietic growth factor discovery, oncology, auto-immune/inflammatory disorders, personalized medicine in inflammatory bowel disease and infectious diseases.
Steve R. Martin has served as our Chief Financial Officer since January 2016. Mr. Martin served as Senior Vice President and Chief Financial Officer of Applied Proteomics, Inc., a molecular diagnostics company, from December 2014 to August 2015. From June 2011 to December 2014, Mr. Martin served as Senior Vice President and Chief Financial Officer of Apricus Biosciences, Inc., a publicly traded pharmaceutical company, and served as the Interim Chief Executive Officer of Apricus from November 2012 through March 2013. From 2008 to January 2011, Mr. Martin served as Senior Vice President and Chief Financial Officer of BakBone Software, a publicly traded software company. During his final 10 months with BakBone until the company’s acquisition in January 2011, Mr. Martin also served as BakBone’s Interim Chief Executive Officer. From 2005 to 2007, Mr. Martin served as Chief Financial Officer of Stratagene Corporation, a publicly traded research products and clinical diagnostics company. Mr. Martin’s previous experience also includes serving as Controller with Gen-Probe Incorporated, a publicly traded molecular diagnostics company, as well as 10 years with Deloitte & Touche LLP, a public accounting firm. Mr. Martin currently serves on the board of directors of Ensysce Biosciences, where he has served since 2020. Mr. Martin holds a B.S. degree from San Diego State University and is a certified public accountant (inactive).
Duane Morris has served as our Vice President, Operations since the Merger. He previously led the production, quality, facilities and clinical operations areas for C3J from December 2011 to May 2019. Prior to joining C3J, Mr. Morris was the Chief Operating Officer at Response Biomedical Corp. in Vancouver, Canada from February 2007 to October 2010, where he directed the expansion of manufacturing facilities and scale-up of in-vitro diagnostic products. Prior to his tenure at Response Biomedical Corp., Mr. Morris was responsible for all manufacturing and quality control activities for ID Biomedical Corporation from February 2003 until its acquisition by GlaxoSmithKline in 2005. From 2005 to December 2006, Mr. Morris served as general manager of GlaxoSmithKline Biologicals, in which role he was responsible for all North American Operations, which included influenza vaccine production for GlaxoSmithKline. Mr. Morris started his career at Syntex Corporation (now Roche) in Palo Alto, where he spent 21 years in positions of increasing responsibility, ultimately becoming the Director of Pharmaceutical Manufacturing. Mr. Morris earned his B.A. in Management from Saint Mary’s College in Moraga, California.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of the record date regarding beneficial ownership of our capital stock by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current executive officers and directors as a group.

The percentage ownership information in the table below is based on 24,940,442 shares of common stock outstanding as of April 9, 2021.
Information with respect to beneficial ownership provided in the table below is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G and Form 4 filed with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before June 8, 2021, which is 60 days after April 9, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Armata Pharmaceuticals Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292.
	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% Stockholders
Innoviva, Inc. and Innoviva Strategic Opportunities, LLC	29,729,294(1)	74.7%
Delta Dental of Wisconsin	2,107,675(2)	8.5%
Delta Dental Plan of Michigan, Inc.	1,265,802(3)	5.1%
Directors and Named Executive Officers
Richard J. Bastiani, Ph.D. (Director)	42,081(4)	*%
Jules Haimovitz (Director)	29,729,294(5)	74.7%
Odysseas D. Kostas, M.D. (Director)	29,742,986(6)	74.7%
Robin C. Kramer (Director)	—	*%
Joseph M. Patti, Ph.D. (Director)	27,383(7)	*%
Todd C. Peterson, Ph.D. (Director)	13,692(8)	*%
Sarah J. Schlesinger, M.D. (Director)	29,742,986(9)	74.7%
Todd R. Patrick (Chief Executive Officer and Director)	409,504(10)	1.6%
Brian Varnum, Ph. D. (President and Chief Development Officer)	223,245(11)	*%
Steve R. Martin (Chief Financial Officer)	84,730(12)	*%
Duane Morris (Vice President of Operations)	70,884(13)	*%
All current executive officers and directors as a group (11 persons) (14)	30,628,197	75.8%

*
Represents beneficial ownership of less than 1%.

(1)
The shares listed were reported on a Schedule 13D/A filed with the SEC on March 17, 2021, with respect to shares of common stock held by Innoviva, Inc. and Innoviva Strategic Opportunities, LLC. Innoviva, Inc. holds 8,710,800 shares of common stock and warrants to acquire an additional 8,710,800 shares of common stock. Innoviva Strategic Opportunities, LLC holds 6,153,847 shares of common stock and warrants to acquire an additional 6,153,847 shares of common stock. The principal business address of the reporting persons is c/o Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, CA 94010. In 2020, Innoviva designated Odysseas Kostas, M.D. and Sarah Schlesinger, M.D., two of the members of the board of directors of Innoviva, to serve on the Board. As such, solely for purposes of Section 16 of the Exchange Act of 1934, as amended, Innoviva, Inc. and Innoviva Strategic Opportunities, LLC may be deemed to be directors by deputization. For purposes of the exemption under Rule 16b-3 promulgated under the Exchange Act, the Board approved the acquisition of any direct or indirect pecuniary interest in any shares of common stock, including any shares of common stock issuable upon the exercise of the aforementioned warrants.

(2)
The shares listed were reported on a Schedule 13D filed with the SEC on May 21, 2019, with respect to shares of Common Stock held by Delta Dental of Wisconsin and Wyssta Investments Inc. Delta Dental of Wisconsin beneficially owns 1,628,994 shares of Common Stock, and Wyssta Investments Inc. beneficially owns 478,681 shares of Common Stock. Wyssta Investments Inc. is a wholly-owned subsidiary of Delta Dental of Wisconsin and, as such, Delta Dental of Wisconsin has the sole power to vote or dispose of the shares owned by Wyssta Investments Inc. As such, Delta Dental of Wisconsin holds sole voting and dispositive power of 2,107,675 shares. The principal business address of the reporting persons is c/o Delta Dental of Wisconsin, 2801 Hoover Road, Stevens Point, Wisconsin 54481.

(3)
The shares listed were reported on a Schedule 13G filed with the SEC on May 17, 2019, with respect to shares of Common Stock held by Delta Dental Plan of Michigan, Inc. and Renaissance Holding Company. Delta Dental Plan of Michigan, Inc. owns, directly or indirectly, approximately 68% of the outstanding Common Stock of Renaissance Holding Company. Delta Dental Plan of Michigan, Inc. and Renaissance Holding Company hold shared voting and dispositive power of 1,265,802 shares. The principal business address of the reporting persons is 4100 Okemos Road, Okemos, Michigan 48864.

(4)
Consists of (a) 13,889 shares of Common Stock and (b) 28,192 shares of Common Stock that Mr. Bastiani has the right to acquire from us within 60 days of April 9, 2021, pursuant to the exercise of stock options.

(5)
Consists of (a) 8,710,800 shares of common stock and warrants exercisable for 8,710,800 shares of common stock held by Innoviva, Inc., and (b) 6,153,847 shares of common stock and warrants exercisable for 6,153,847 shares of common stock held by Innoviva Strategic Opportunities, LLC. Innoviva, Inc and Innoviva Strategic Opportunities, LLC are entities with which Mr. Haimovitz is affiliated due to his position as a director of Innoviva, Inc. Mr. Haimovitz may be deemed to have shared voting and dispositive power over the shares beneficially owned by Innoviva, Inc. and Innoviva Strategic Opportunities, LLC, but disclaims such beneficial ownership except to the extent of their pecuniary interest therein, if any.

(6)
Consists of (a) 13,692 shares of Common Stock that Dr. Kostas has the right to acquire from us within 60 days of April 9, 2021 pursuant to the exercise of stock options, (b) 8,710,800 shares of common stock and warrants exercisable for 8,710,800 shares of common stock held by Innoviva, Inc., and (c) 6,153,847 shares of common stock and warrants exercisable for 6,153,847 shares of common stock held by Innoviva Strategic Opportunities, LLC. Innoviva, Inc and Innoviva Strategic Opportunities, LLC are entities with which Dr. Kostas is affiliated due to his position as a director of Innoviva, Inc. Dr. Kostas may be deemed to have shared voting and dispositive power over the shares beneficially owned by Innoviva, Inc. and Innoviva Strategic Opportunities, LLC, but disclaims such beneficial ownership except to the extent of their pecuniary interest therein, if any.

(7)
Consists of 27,383 shares of Common Stock that Dr. Patti has the right to acquire from us within 60 days of April 9, 2021, pursuant to the exercise of stock options.

(8)
Consists of 13,692 shares of Common Stock that Dr. Peterson has the right to acquire from us within 60 days of April 9, 2021, pursuant to the exercise of stock options.

(9)
Consists of (a) 13,692 shares of Common Stock that Dr. Schlesinger has the right to acquire from us within 60 days of April 9, 2021 pursuant to the exercise of stock options, (b) 8,710,800 shares of common stock and warrants exercisable for 8,710,800 shares of common stock held by Innoviva, Inc., and (c) 6,153,847 shares of common stock and warrants exercisable for 6,153,847 shares of common stock held by Innoviva Strategic Opportunities, LLC. Innoviva, Inc and Innoviva Strategic Opportunities, LLC are entities with which Dr. Schlesinger is affiliated due to her position as a director of Innoviva, Inc. Dr. Schlesinger may be deemed to have shared voting and dispositive power over the shares beneficially owned by Innoviva, Inc. and Innoviva Strategic Opportunities, LLC, but disclaims such beneficial ownership except to the extent of their pecuniary interest therein, if any.
(10)
Consists of (a) 49,058 shares of Common Stock, (b) 155,028 restricted shares of Common Stock, and (c) 205,418 shares of Common Stock that Mr. Patrick has the right to acquire from us within 60 days of April 9, 2021 pursuant to the exercise of stock options.

(11)
Consists of (a) 203 shares of Common Stock, (b) 31,851 restricted shares of Common Stock and (c) 191,191 shares of Common Stock that Dr. Varnum has the right to acquire from us within 60 days of April 9, 2021, pursuant to the exercise of stock options.

(12)
Consists of (a) 26 shares of Common Stock and (b) 84,704 shares of Common Stock that Mr. Martin has the right to acquire from us within 60 days of April 9, 2021, pursuant to the exercise of stock options.

(13)
Consists of (a) 5,612 shares of Common Stock, (b) 20,532 restricted shares of Common Stock and (c) 44,740 shares of Common Stock that Mr. Morris has the right to acquire from us within 60 days of April 9, 2021, pursuant to the exercise of stock options.

(14)
Represents beneficial ownership of our common stock held by our current directors and executive officers as a group as of April 9, 2021, including any options and warrants exercisable within 60 days of April 9, 2021.

Equity Compensation Plan Information
In March 2009, our board of directors and stockholders adopted our 2009 Stock Incentive Plan (the “2009 Plan”). There are no shares of common stock remaining for future awards under the 2009 Plan.
In October 2012, our board of directors approved and adopted our 2012 Stock Incentive Plan (the “2012 Plan”). There are no shares of common stock remaining for future awards under the 2012 Plan.
In December 2013, our board of directors adopted the 2013 Stock Incentive Plan (the “2013 Plan”). Our stockholders approved the 2013 Plan in February 2014 and an amendment to the plan in August 2015. The 2013 Plan replaced the 2012 Plan. There are no shares of common stock remaining for future awards under the 2013 Plan.
In April 2016, our board of directors adopted our 2016 Equity Incentive Plan (the “2016 Plan”). In connection with the Merger, the name of the 2016 Plan was changed to the Armata Pharmaceuticals, Inc. 2016 Equity Incentive Plan. In connection with the Merger, the Company assumed the C3J Jian, Inc. Amended 2006 Stock Option Plan (the “Assumed 2006 Plan”) and the C3J Therapeutics, Inc. 2016 Stock Plan (the “Assumed 2016 Plan”). These plans provided for stock option and restricted stock awards (“RSAs”) to C3J employees in years prior to the Merger with AmpliPhi. Pursuant to the Merger Agreement, all of the outstanding C3J stock options and restricted stock awards granted under the Assumed 2006 Plan and the Assumed 2016 Plan were converted into and became stock options and restricted stock awards in the Company.
In June 2019, the Company added 987,354 shares of common stock to the shares authorized for issuance under the 2016 Plan pursuant to an amendment to such plan approved by the Company’s shareholders at a special meeting held on May 8, 2019. In addition, 115,336 shares of common stock were automatically added to the shares authorized for issuance under the 2016 Plan on January 1, 2019 pursuant to an “evergreen” provision contained in the 2016 Plan.

The following table provides information as of December 31, 2020 with respect to our equity compensation plans:
Plan Category	Number of securities to be issued upon Exercise of outstanding options, Warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,668,926	$6.30	138,814
Equity compensation plans not approved by security holders	—	—	—
Total	1,668,926	$6.30	138,814

EXECUTIVE COMPENSATION
Set forth below is certain information regarding the historical compensation of our named executive officers during the year ended December 31, 2020 and 2019.
Executive Compensation
The named executive officers as of December 31, 2020 were:
•
Todd R. Patrick, Chief Executive Officer;

•
Brian Varnum, Ph.D., President and Chief Development Officer; and

•
Steve Martin, Senior VP and Chief Financial Officer.

Summary Compensation Table
The following table provides information regarding the compensation paid during the last two fiscal years to the named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Todd Patrick	2020	515,500	—	53,504	257,750	—	826,754
Chief Executive Officer	2019	412,000	—	714,556	144,200	—	1,270,756
Brian Varnum, Ph. D.	2020	398,750	—	53,504	159,500	—	611,754
President and Chief Development Officer	2019	320,000	—	714,556	89,600	—	1,124,156
Steve Martin	2020	350,000	—	53,504	140,000	—	543,504
Senior VP and Chief Financial Officer	2019	320,000	—	357,278	89,600	—	766,878

(1)
In accordance with SEC rules, this column represents the aggregate grant date fair value of the option awards granted during 2019 and 2020 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 14 to the consolidated financial statements included in the Annual Report on Form 10-K, filed with the SEC on March 18, 2021 (the “Annual Report”). These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

Base Salary
The base salaries of the named executive officers in 2020, as applicable, were generally determined and approved by the Board of Directors, based on the recommendation of the Compensation Committee.
•
Mr. Patrick’s annual base salary for the period January 1, 2019 through March 31, 2020 was $412,000. Effective April 1, 2020, Mr. Patrick’s annual base salary was $550,000.

•
Dr. Varnum’s annual base salary for the period January 1, 2019 through March 31, 2020 was $320,000. Effective April 1, 2020, Mr. Varnum’s annual base salary was $425,000.

•
Mr. Martin’s annual base salary for the period January 1, 2019 through March 31, 2020 was $320,000. Effective April 1, 2020, Mr. Martin’s annual base salary was $360,000.

Based on the review by the Compensation Committee of the performance of our executives, the Compensation Committee recommended, and the board approved, the following adjustments to the annual base salaries of our named executive officers, effective January 1, 2021: Mr. Patrick’s annual base salary was increased to $566,500, Dr. Varnum’s base salary was increased to $437,750 and Mr. Martin’s base salary was increased to $370,800.

Annual Bonus
In addition to base salaries, the named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. The performance-based bonus generally is based on the extent to which we achieved the specified corporate goals that our Board of Directors or Compensation Committee established. After the end of the year, the Board of Directors and/or Compensation Committee review our performance against the established corporate goals and approve the extent to which we achieved such goals.
Under the terms of his offer letter agreement described below, Mr. Patrick was eligible to receive an annual performance-based bonus for 2020 equal to, at target, between 50% and 100% of his annual salary based on our achievement of certain performance goals. Each of Dr. Varnum and Mr. Martin was eligible to receive an annual performance-based bonus for 2020 equal to, at target, 40% of his annual salary based on our achievement of certain performance goals.
The annual performance-based bonus opportunity for 2020 was based entirely on the extent to which we achieved corporate goals relating to capital raising, partner and grant funding and progress with clinical development and manufacturing. The corporate goals were established so that target attainment is not assured. Instead, our executives are required to demonstrate significant effort, dedication, and achievement to attain payment for performance at target or above.
In December 2020, the Compensation Committee conducted an evaluation of our performance relative to the corporate goals and recommended to our Board of Directors to approve, and our Board of Directors approved, the payout for the 2020 performance-based bonuses at the 100% achievement level. As a result, the named executive officers received the following performance-based bonuses for 2020: Mr. Patrick —  $257,750; Dr. Varnum — $159,500 and Mr. Martin — $140,000. These amounts are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Equity-Based Awards
Our equity-based incentive awards were designed to align our interests with those of our employees and consultants, including the named executive officers. Our Board of Directors or our Compensation Committee approve equity grants. Vesting of equity awards was generally tied to continuous service with us and served as an additional retention measure. We traditionally granted stock options to the named executive officers under our equity incentive plans, the terms of which are described below under “— Equity Incentive Plans.” In December 2020, we granted to each of Messrs. Patrick, Martin and Varnum, stock option awards to purchase 23,000 shares of our common stock. Such stock options vest as to 50% of the underlying shares of common stock on each annual anniversary of the date of grant. Please also see “Outstanding Equity Awards at Fiscal Year End” below.
Agreements with our Named Executive Officers
Below are descriptions of our employment agreements with the named executive officers governing the terms of their service with us. For a discussion of the severance pay and other benefits that may be provided in connection with a termination of service and/or a change in control under the arrangements with the named executive officers, please see “Payments and Benefits upon Termination or Change in Control” below.
Todd R. Patrick, our Chief Executive Officer, is subject to an Employment Agreement, dated October 1, 2018, between Mr. Patrick and the Company as amended on January 3, 2019 (the “Patrick Employment Agreement”). The Patrick Employment Agreement provides for an initial term of three years. Mr. Patrick will be paid an annual base salary as may be established from time to time by the board of directors, and an annual cash bonus, in accordance with a milestone-based structure established by the board of directors, enabling him to earn between 50% and 100% of the amount of his base salary as a bonus. He will also be eligible for all fringe benefit plans available to other full-time employees. Mr. Patrick is entitled to certain severance benefits as described below under the section entitled “Payments and Benefits upon Termination or Change in Control.” Effective January 1, 2021, Mr. Patrick’s annual base salary is $566,500.

Dr. Varnum, our President and Chief Development Officer, is subject to an employment agreement dated January 18, 2012 between Dr. Varnum and the Company. Dr. Varnum’s employment under the agreement is at will and is terminable by us or Dr. Varnum at any time. Under the terms of the agreement, Dr. Varnum currently receives an annual base salary of $437,750, effective January 1, 2021 , and an annual target performance bonus of 40% of his annual salary based on our achievement of certain performance objectives. Dr. Varnum is also entitled to certain severance benefits as described below under the section entitled “Payments and Benefits upon Termination or Change in Control.”
Mr. Martin, our Chief Financial Officer, is subject to an employment agreement dated January 18, 2016, as amended on April 1, 2017. Mr. Martin’s employment under the agreement is at will and is terminable by us or Mr. Martin at any time. Under the terms of the agreement, Mr. Martin currently receives an annual base salary of $370,800, effective as of January 1, 2021 , and an annual target performance bonus of 40% of his annual salary based on our achievement of certain performance objectives. Mr. Martin is also entitled to certain severance benefits as described below under the section entitled “Payments and Benefits upon Termination or Change in Control.”
Payments and Benefits upon Termination or Change in Control
Mr. Patrick.   Under the terms of the Patrick Employment Agreement, if Mr. Patrick is terminated without Cause or resigns for Good Reason (in each case as defined in the Patrick Employment Agreement), then he will be entitled to a severance payment equal to his base salary plus 50% of his bonus (the bonus to be paid whether earned or unearned) for the then-remaining term of the Patrick Employment Agreement, or through September 30, 2021, such payment to be lengthened to a minimum of one year or twelve (12) months of base salary and bonus, if his termination occurs during any month during the 2021 calendar year.
Dr. Varnum.   Under the terms of the offer letter agreement with Dr. Varnum, Dr. Varnum is entitled to receive six months of continued base salary if his employment with us was terminated without Cause or if he resigned for Good Reason (in each case as defined in his employment agreement) provided that he provided us with an effective release of claims.
Mr. Martin.   Under the terms of the offer letter agreements with Mr. Martin, Mr. Martin is entitled to receive 12 months of continued base salary if his employment with us was terminated without Cause or if he resigned for Good Reason (in each case as defined in his employment agreement), and additionally, if such termination or resignation occurred in connection with a change in control, full acceleration of his equity awards, provided that in either case he provided us with an effective release of claims.
All of the named executive officers held stock options under our equity incentive plans that were granted subject to the general terms of our equity incentive plans and form of stock option agreements. The specific vesting terms of each of the named executive officer’s stock options are described below under “— Outstanding Equity Awards at Fiscal Year End.” If within 1 month prior to, or within 12 months after, a change in control, the named executive officer is terminated due to an involuntary termination (not including death or disability) without cause or due to a voluntary termination with good reason, then any unvested stock options held by that officer will vest in full.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information regarding all outstanding equity awards held by the named executive officers as of December 31, 2020. All figures have been adjusted to reflect the impact of the Merger and related assumption of C3J equity awards and the reverse split.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mr. Patrick	56,056(1)	—	38.12	4/24/2024
	74,681(2)	224,043(2)	3.15	5/21/2029
	—	23,000(5)	3.15	12/7/2030
	130,737	247,043
Dr. Varnum	20,718(3)	—	27.37	3/12/2022
	986(1)	—	33.05	6/25/2022
	15,193(1)	—	38.12	4/21/2024
	4,932(1)	—	38.12	12/8/2024
	74,681(2)	224,043(2)	3.15	5/21/2029
	—	23,000(5)	3.15	12/7/2030
	116,510	247,043
Mr. Martin	713(1)	—	399.00	1/17/2026
	1,152(4)	—	60.20	3/31/2021
	8,072(1)	1,856(1)	12.74	9/6/2027
	37,341(2)	112,021(2)	3.15	5/21/2029
	—	23,000(5)	3.15	12/7/2030
	47,278	136,877

(1)
Twenty-five percent of the shares vest one year after the grant date, with the balance vesting in equal monthly installments thereafter over the next three years, subject to continued service and the potential vesting acceleration described in the option agreement.

(2)
Twenty-five percent of the shares vest on each anniversary of the grant date, subject to continued service and the potential vesting acceleration described in the option agreement.

(3)
Twenty percent of the shares vest one year after grant date, with the balance vesting in equal monthly installments thereafter over the next four years, subject to continued service.

(4)
One hundred percent of the shares vested upon grant date of April 1, 2017.

(5)
Fifty percent of the shares vest each anniversary of the grant date, subject to continued service and the potential vesting acceleration described in the option agreement.

Non-Employee Director Compensation
The following table and related footnotes show the compensation paid during the year ended December 31, 2020 to our non-employee directors, other than Mr. Patrick, whose 2020 compensation is set forth under “— Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Richard Bastiani	74,750	53,504	—	128,254
Odysseas Kostas	38,572	137,257	—	175,830
Robin C. Kramer	3,677	69,787	—	73,465
Joseph Patti	54,282	53,504	—	107,785
Todd Peterson	46,339	53,504	—	99,843
Sarah J. Schlesinger	40,185	137,257	—	177,443
Richard Bear(2)	4,713	—	—	4,713
Jeremy Curnock Cook(3)	49,911	—	—	49,911
H. Stewart Parker(3)	59,231	—	—	59,231
Michael S. Perry, Ph.D.(2)	6,598	—	—	6,598

(1)
In accordance with SEC rules, this column represents the aggregate grant date fair value of the option awards granted during 2020 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 14 to the consolidated financial statements included in the Annual Report. The aggregate number of option awards outstanding (including exercisable and unexercisable stock options) as of December 31, 2020, for each non-employee director was as follows:

Board of Directors:	Stock Options Outstanding	Stock Options Exercisable
Richard Bastiani	51,192	14,501
Odysseas Kostas	50,383	—
Robin C. Kramer	30,000	—
Joseph Patti	50,383	13,692
Todd Peterson	50,383	13,692
Sarah J. Schlesinger	50,383	—
Richard Bear(2)	—	—
Jeremy Curnock Cook(3)	14,800	14,800
H. Stewart Parker(3)	14,501	14,501
Michael S. Perry, Ph.D.(2)	—	—

(2)
Resigned as a director on February 12, 2020.

(3)
Resigned as a director on December 8, 2020.

In September 2015, the board of directors approved a revised compensation structure for non-employee directors and following the Merger the new members of our board of directors elected to retain the current cash compensation schedule. In 2020, the chairman of our board of directors received an annual cash retainer of $60,000 and each other non-employee director received an annual cash retainer of $40,000. For the Audit Committee, the committee chair received an additional annual cash retainer of $15,000 and each member received an additional annual cash retainer of $6,000. For the Compensation Committee, the committee chair received an additional annual cash retainer of $10,000 and each member received an additional annual cash retainer of $5,000. For the Nominating and Corporate Governance Committee, the committee chair received an additional annual cash retainer of $5,000 and each member received an additional annual cash retainer of $3,000.
Limitation of Liability and Indemnification
Sections 23B.08.510 and 23B.08.570 of the Washington Business Corporation Act authorize Washington corporations to indemnify directors and officers under certain circumstances against expenses (including legal expenses) and liabilities incurred in legal proceedings in which they are involved by reason of being a director or officer, as applicable. Section 23B.08.560 of the Washington Business Corporation Act authorizes a corporation, if authorized by its articles of incorporation or by a provision in the corporation’s bylaws approved by its stockholders, to indemnify or agree to indemnify a director made a party to a proceeding, or obligate itself to advance or reimburse expenses incurred in a proceeding, without regard to the limitations imposed by Sections 23B.08.510 through 23B.08.550; provided that no such indemnity shall indemnify any director from or on account of (a) acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law, (b) conduct of the director finally adjudged to be in violation of Section 23B.08.310 of the Washington Business Corporation Act (which section relates to unlawful distributions) or (c) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled.
Article 11 of our current articles of incorporation, provides that, to the fullest extent that the Washington Business Corporation Act permits the limitation or elimination of the liability of a director, a director shall not be liable to us or our stockholders for monetary damages for conduct as a director. Section 10 of our amended and restated bylaws requires us to indemnify every present or former director or officer against expenses, liabilities and losses incurred in connection with serving as a director or officer, as applicable, and to advance expenses of such director or officer incurred in defending any proceeding covered by the indemnity.
We maintain a policy of directors’ and officers’ liability insurance that insures the directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances. We have also entered into indemnification agreements with our executive officers and directors that provide for the indemnification of directors and executive officers to the fullest extent permitted by the Washington Business Corporation Act against expenses reasonably incurred by such persons in any threatened, pending or completed action, suit, investigation or proceeding in connection with their service as (i) a director or officer or (ii) a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, at our request. In addition, the indemnification agreements we are obligated to advance expenses pursuant to the indemnification agreements under certain circumstances and the agreements also provide for procedural protections, including a determination by a reviewing party as to whether the indemnitee is permitted to be indemnified under applicable law. In addition, we have agreed that we will be the indemnitor of first resort should the indemnitee have rights to indemnification provided by other persons.
The limitation of liability and indemnification provisions in our articles of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.
We believe that these provisions in our articles of incorporation and amended and restated bylaws and our indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

TRANSACTIONS WITH RELATED PERSONS
We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000 (or such lower threshold as may be applicable to us from time to time pursuant to the rules and regulations of the SEC or the NYSE American exchange).
Transactions involving compensation for services provided to us by an employee, consultant or director are not considered related-person transactions under this policy. A related person is any person who is, or at any time since the beginning of our last fiscal year, was, an executive officer, director or director nominee, any holder of more than 5% of our common stock, any of the foregoing’s immediate family members and any entity owned or controlled by any such persons.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board of Directors) for approval. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative sources for comparable services or products are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors, director nominees and certain significant stockholders. In considering related-person transactions, our Audit Committee or other independent body of our Board of Directors takes into account the relevant available facts and circumstances including, but not limited to:
•
the risks, costs and benefits to us;

•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the terms of the transaction;

•
the terms available to or from, as the case may be, unrelated third parties.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberation and approval.
Certain Related-Person Transactions
Described below are any transactions occurring since January 1, 2018, and any currently proposed transactions, to which C3J or Armata was a party and in which:
•
The amounts involved exceeded or will exceed the lesser of (i) $120,000 and (ii) 1% of the average of the respective company’s total assets at year-end for the last two completed fiscal years; and

•
A director, director nominee, executive officer, holder of more than 5% of the outstanding capital stock of the respective company, or any member of such person’s immediate family had or will have a direct or indirect material interest.

Financing Transactions
February 2019 Private Placement
On February 5, 2019, we entered into a share purchase agreement with certain investors, pursuant to which we agreed to sell, and the Investors agreed to buy, in a private placement, shares of common stock (the “2019 Financing Shares”) immediately following the Effective Time of the Merger, having an aggregate purchase price of $10.0 million (the “2019 Financing”). An aggregate of 1,991,269 shares of Armata common stock were issued to the Investors in the 2019 Financing at a price of approximately $5.02192 per share. The 2019 Financing Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and such shares bear appropriate restrictive legends. In addition, the

2019 Financing Shares were subject to the provisions of the lock-up agreements entered into by certain officers, directors and stockholders of us and C3J concurrently with the execution of the Merger Agreement, pursuant to which they accepted certain restrictions on transfers of their shares of our common stock for the 180-day period following the effective time of the Merger.
Immediately following the closing of the Merger and the 2019 Financing, the former C3J security holders (including the Investors) owned approximately 76% of the aggregate number of shares of our common stock (of which approximately 20% was comprised of the 2019 Financing Shares) and our security holders as of immediately prior to the Merger owned approximately 24% of the aggregate number of shares of our common stock.
In connection with the 2019 Financing, we entered into a registration rights agreement with the Investors, dated May 9, 2019, pursuant to which we agreed, subject to certain exceptions, including, without limitation, the Investors’ ability to rely on Rule 144, to cause the 2019 Financing Shares to be registered for resale under the Securities Act.
February 2020 Private Placement
On January 27, 2020, we entered into a Securities Purchase Agreement with Innoviva (the “2020 SPA”), pursuant to which we agreed to issue and sell to Innoviva, in a private placement, up to 8,710,800 newly issued shares of our common stock (the “2020 Private Placement Shares”) and warrants (the “2020 Common Warrants”) to purchase up to 8,710,800 shares of common stock, with an exercise price per share of $2.87 (the “2020 Private Placement”). Each share of common stock was sold together with one 2020 Common Warrant, and the per-unit purchase price was $2.87.
First Closing:   The 2020 Private Placement occurred in two tranches. The first closing of the 2020 Private Placement (the “2020 First Closing”) occurred on February 12, 2020, at which time Innoviva purchased 993,139 2020 Private Placement Shares and 993,139 2020 Common Warrants, which was the maximum number of 2020 Private Placement Shares and 2020 Common Warrants issuable to Innoviva in compliance with any and all applicable laws and without the requirement for the prior receipt of the stockholders’ approval under the listing requirements of the NYSE American, in exchange for an aggregate gross cash payment of approximately $2.8 million. The 2020 First Closing was subject to the satisfaction of certain previously disclosed closing conditions (including obtaining voting agreements from stockholders of the Company representing at least 50.1% of the outstanding shares of common stock).
Second Closing:   The closing of the second tranche of the 2020 Private Placement (the “2020 Second Closing”) occurred on March 27, 2020. At the 2020 Second Closing, Innoviva purchased 7,717,661 2020 Private Placement Shares and 7,717,661 2020 Common Warrants for an aggregate purchase price of approximately $22.2 million.
Registration Rights Agreement and Investor Rights Agreement:   As part of the 2020 First Closing, the Company entered into a registration rights agreement (the “2020 Registration Rights Agreement”) and the Investor Rights Agreement with Innoviva, which was subsequently amended and restated as described below. Pursuant to the 2020 Registration Rights Agreement, on April 1, 2020, the Company filed a registration statement on Form S-3 covering the resale of the securities issued and sold pursuant to the 2020 SPA with the U.S. Securities and Exchange Commission, which was declared effective on April 8, 2020.
February 2021 Private Placement
On January 26, 2021, we entered into a Securities Purchase Agreement (the “2021 SPA”) with Innoviva Strategic Opportunities LLC, a wholly-owned subsidiary of Innoviva, pursuant to which we agreed to issue and sell to Innoviva, in a private placement, up to 6,153,847 newly issued shares of our common stock (the “2021 Private Placement Shares”) and warrants (the “2021 Common Warrants”) to purchase up to 6,153,847 shares of common stock, with an exercise price per share of $3.25 (the “2021 Private Placement”). Each share of common stock was sold together with one 2021 Common Warrant, and the per-unit purchase price is $3.25.

First Closing:   The 2021 Private Placement occurred in two tranches. The first closing (the “2021 First Closing”) occurred on January 26, 2021, at which time Innoviva purchased 1,867,912 2021 Private Placement Shares and 1,867,912 2021 Common Warrants, which was the maximum number of 2021 Private Placement Shares and 2021 Common Warrants issuable to Innoviva in compliance with any and all applicable laws and without the requirement for the prior receipt of the stockholders’ approval under the listing requirements of the NYSE American, in exchange for an aggregate gross cash payment of approximately $6.1 million.
Second Closing:   The closing of the second tranche of the 2021 Private Placement (the “2021 Second Closing”) occurred on March 17, 2021. At the 2021 Second Closing, Innoviva purchased 4,285,935 2021 Private Placement Shares and 4,285,935 2021 Common Warrants for an aggregate purchase price of approximately $13.9 million.
Registration Rights Agreement:   As part of the 2021 First Closing, the Company entered into a registration rights agreement (the “2021 Registration Rights Agreement”) and amended and restated the Investor Rights Agreement with Innoviva, as described below. Pursuant to the 2021 Registration Rights Agreement, the Company must file a registration statement on Form S-1 or Form S-3 (the “Shelf Registration Statement”) covering the resale of the securities issued and sold pursuant to the 2021 SPA with the SEC on a continuous basis pursuant to Rule 415 promulgated under the Securities Act, or if Rule 415 is not available for offers and sales of such securities, by such other means of distribution of such securities as Innoviva may reasonably specify. The Company must use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event (i) no later than the fifteenth (15th) day following the filing of the Shelf Registration Statement in the event of no “review” by the Commission, (ii) no later than the sixtieth (60th) day following the filing of the Shelf Registration Statement in the event of “limited review” by the Commission, or (iii) in the event of a “review” by the Commission, the one hundred and twentieth (120th) day following the filing of the Shelf Registration Statement, subject to certain exceptions.
Voting Agreement.   The Company also entered into a Voting Agreement with Innoviva (the “Voting Agreement”), pursuant to which Innoviva agreed not to vote or take any action by written consent with respect to shares of common stock held by Innoviva or any of its subsidiaries which represent, in the aggregate, more than 49.5% of the total number of shares of common stock issued and outstanding as of any given record date for voting (such shares, the “Excess Shares”) on the matters related to the election of directors or removal of directors from our board of directors (“Board Matters”) presented at any meeting of the our stockholders (or any adjournment or postponement thereof) or for their action by written consent, in each case, unless the board of directors authorizes Innoviva to vote such Excess Shares with respect to Board Matters.
Amended and Restated Investor Rights Agreement:   As part of the First Closing of the 2020 Private Placement, the Company entered into the Investor Rights Agreement with Innoviva, which was subsequently amended and restated in connection with the 2021 First Closing to add Innoviva Strategic Opportunities LLC as a party thereto (as amended and restated, the “A&R Investor Rights Agreement”). The A&R Investor Rights Agreement provides that for so long as Innoviva and its affiliates hold at least 12.5% of the outstanding shares of our common stock on a fully-diluted basis, Innoviva has the right to designate two (2) directors to our Board of Directors and for so long as Innoviva and its affiliates hold at least 8% but less than 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva has the right to designate one (1) director to our Board of Directors, subject to certain qualifications and conditions in the Investor Rights Agreement. The A&R Investor Rights Agreement also provides for the right for Innoviva to participate in our future offerings of equity securities.
Change in Control and Severance Benefits Arrangements
We have entered into certain change in control and severance benefits arrangements with our officers, as more fully described in the section above entitled “Executive Compensation.”

Director and Executive Officer Compensation
The compensation of our directors and named executive officers, including employment agreements and other compensatory arrangements with executive officers and stock option grants to executive officers and directors, is more fully described in the section above entitled “Executive Compensation.”
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with each of our directors and executive officers, as described in the section above entitled “Executive Compensation  —  Limitation of Liability and Indemnification.” In addition, the Merger Agreement provided that, for a period of six years following the effective time of the Merger, we will indemnify and hold harmless each person who is, has been, or who became prior to the effective time of the Merger, a director, officer, fiduciary or agent of us and our subsidiaries or C3J, respectively, against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that such person is or was a director, officer, fiduciary or agent of C3J or us or any of its or our respective subsidiaries, whether asserted or claimed prior to, at or after the effective time, in each case, to the fullest extent permitted under applicable law. Each such person will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from us.
The Merger Agreement also provided that the provisions relating to the indemnification, advancement of expenses and exculpation of our present and former directors and officers set forth in our articles of incorporation and bylaws will not be amended, repealed or otherwise modified for a period of six years from the effective time of the Merger in any manner that would adversely affect the rights of individuals who, at the effective time of the Merger, were our officers or directors. The Merger Agreement required that, after the closing of the Merger, our articles of incorporation and bylaws were to contain provisions at least as favorable as the provisions relating to the indemnification, advancement of expenses and exculpation of present and former directors and officers set forth in our articles of incorporation and bylaws prior to the Merger.
Prior to the effective time of the Merger, we secured and prepaid, at C3J’s expense, a six year “tail policy” on our then-existing directors’ and officers’ liability insurance policy.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons beneficially holding more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC. Our executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
Specific due dates for these reports have been established and we are required to identify those persons who failed to timely file these reports. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and officers that no other reports were required, during the fiscal year ended December 31, 2020, all of our directors, officers and greater than 10% stockholders complied with the Section 16(a) filing requirements.
We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer, principal accounting officer and controller) and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on our website at https://investor.armatapharma.com/corporate-governance. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that is required to be disclosed pursuant to SEC rules and regulations, the name of such person who is granted the waiver and the date of the waiver.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials (including the Notice of Internet Availability of Proxy Materials) addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Armata shareholders will be “householding” the Company’s proxy materials. That means that only one copy of either the Notice of Internet Availability or this proxy statement and annual report will be delivered to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the applicable annual meeting materials, either for this annual meeting or in the future, please notify your broker or Armata. Direct your written request to Armata Pharmaceuticals, Inc., Attention: Investor Relations, 4503 Glencoe Avenue, Marina del Rey, California 90292 or contact Joyce Allaire at (212) 915-2569. If so requested, a separate copy of the proxy statement or annual report will be delivered to you promptly and without charge. Shareholders who currently receive multiple copies of the applicable annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
As part of our precautions regarding COVID-19, we are planning for the possibility that the meeting may be held virtually over the internet. If we take this step, we will announce the decision to do so via a press release and posting details on our website that will also be filed with the SEC as proxy material. As always, we encourage you to vote your shares prior to the meeting.
By Order of the Board of Directors,
Richard J. Bastiani, Ph.D.
Chairman of the Board of Directors
Marina del Rey, California
April 21, 2021
A copy of the Company’s annual report is available without charge upon written request to: Secretary, Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292. We will furnish a copy of any exhibit to such report upon written request and payment of reasonable expenses in furnishing such exhibit.

ARMATA PHARMACEUTICALS
PURPOSEFUL • PRECISE • POWERFUL

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

Your vote matters – here's how to vote!

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

2021 Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommend a vote FOR all of the director nominees listed in Proposal 1, FOR Proposals 2, 3 and 4.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Odysseas Kostas	☐	☐	02 - Sarah Schlesinger	☐	☐	03 - Todd Patrick	☐	☐
04 - Joseph Patti	☐	☐	05 - Todd Peterson	☐	☐	06 - Robin Kramer	☐	☐
07 - Jules Haimovitz	☐	☐						

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000004ENDORSEMENT_LINE SACKPACK 000000000.000000 ext000000000.000000 ext000000000.000000 ext 000000000.000000 ext000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by June 6, 2021 at 11:59 p.m., local time.OnlineGo to www.envisionreports.com/ARMP or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ARMP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q1.To elect seven nominees for director to serve one-year terms expiring at the 2022 Annual Meeting of Shareholder upon their successors being duly elected and qualified;ForWithholdForWithholdForWithhold 01- Odysseas Kostas 04 - Joseph Patti 02- Sarah Schlesinger 05 - Todd Peterson 03- Todd Patrick 06 - Robin Kramer 07 - Jules Haimovitz 2.To approve, on an advisory, non-binding basis, the compensation of our named executive officers; ForAgainst Abstain 3.To ratify the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and ForAgainst Abstain 4.To conduct any other business properly brought before the meeting or any adjournment or postponement thereofPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N T1 U P X5 0 2 4 8 6

2021 Annual Meeting ofArmata Pharmaceuticals, Inc. Shareholders June 7, 2021, 8:30 A.M. local timeArmata Pharmaceuticals, Inc.4503 Glencoe Avenue, Marina del Rey, California 90292q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qNotice of 2021 Annual Meeting of ShareholdersArmata Pharmaceuticals, Inc. 4503 Glencoe AvenueMarina del Rey, California 90292Proxy Solicited by Board of Directors for 2021 Annual Meeting – June 7, 2021Todd R. Patrick and Steve R. Martin, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of common stock of Armata Pharmaceuticals, Inc. that the undersigned held of record as of the close of business on April 9, 2021, with all the powers which the undersigned would possess if personally present, at the 2021 Annual Meeting of Shareholders of Armata Pharmaceuticals, Inc. to be held on June 7, 2021 or at any postponement or adjournment thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope. If you vote by the internet or telephone, please DO NOT mail back this proxy card. If you wish to attend the annual meeting in person, please be prepared to present photo identification for admittance.(Items to be voted appear on reverse side.)Change of Address — Please print new address below.Comments — Please print your comments below.Meeting AttendanceMark box to the right if you plan to attend the Annual Meeting.